UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2009

TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8520	52-1145429
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (712) 277-1340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On January 28, 2009, Terra Industries Inc. (“Terra”) issued a press release announcing its Board of Directors’ rejection of CF Industries Holdings, Inc.’s (“CF Industries”) unsolicited proposal. A copy of the press release, including the full text of Terra’s letter to CF Industries, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit

99.1	Press release issued January 28, 2009, announcing the determination of the Board of Directors of Terra regarding CF Industries’ unsolicited proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.

By: /s/ John W. Huey
Name: John W. Huey
Title: Vice President, General Counsel and
Corporate Secretary

Date: January 29, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued January 28, 2009, announcing the determination of the Board of Directors of Terra regarding CF Industries’ unsolicited proposal.